UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLUE RIDGE BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLUE RIDGE
BANKSHARES, INC.

VOTE

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Online

Go to www.investorvote.com/BRBS or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 9:00am, Eastern Time, on May 21, 2025.

Annual Shareholders Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Blue Ridge Bankshares, Inc. Annual Meeting of Shareholders to be Held on May 21, 2025

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2025 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at:

www.investorvote.com/BRBS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.investorvote.com/BRBS.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 9, 2025 to facilitate timely delivery.

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Annual Shareholders Meeting Notice

The 2025 Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. will be held on May 21, 2025 at 10:00 A.M. Eastern Time at The Westin Richmond, 6631 West Broad Street, Richmond, VA 23230.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, and 5, and 3 Years on Proposal 4:

1. To elect three Company directors for a term of three years each.
   01 - G. William Beale – Term expiring in 2028
   02 - Ciaran McMullan – Term expiring in 2028
   03 - Vance H. Spilman – Term expiring in 2028
2. To approve an amendment to the Company's articles of incorporation to declassify the Company's Board of Directors.
3. To approve, in an advisory (non-binding) vote, the Company's named executive officer compensation disclosed in the proxy statement.
4. To approve, in an advisory (non-binding) vote, whether to hold the vote of the approval of the Company's named executive officer compensation every one, two or three years.
5. To ratify the appointment of Elliott Davis, PLLC as the Company's independent registered public accounting firm for 2025.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to www.investorvote.com/BRBS.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Blue Ridge Bankshares, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 9, 2025.